UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

Commission File Number 1-11527

HOSPITALITY PROPERTIES TRUST

Maryland	04-3262075
(State of Organization)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

617-964-8389

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 8.01. Other Events.

On February 16, 2005, we completed the acquisition of 12 hotels from subsidiaries of InterContinental Hotels Group, plc, or IHG. The acquisition was pursuant to our agreements with IHG dated December 17, 2004, as amended, to acquire 13 hotels for $450 million, $425 million to be paid at the time the hotels are purchased and $25 million to be paid during the three years following the closing in connection with certain improvements to the hotels. The purchase of one hotel, a full service InterContinental® hotel in Austin, Texas, having 189 rooms/suites and an allocated purchase price of $30.5 million, was delayed until at least May 2005 at the request of IHG. The hotels involved in the transaction are more fully described in Item 1.01 of our Current Report on Form 8-K, dated December 17, 2004 (the “December 17 Current Report”), which information is incorporated herein.

Simultaneous with the closing, we entered into a long-term management agreement for 11 of the 12 hotels and a long-term lease for the InterContinental® hotel in San Juan, Puerto Rico, which includes a casino operation and is therefore not appropriate for operation by a taxable REIT subsidiary under United States tax law. When the Austin, Texas hotel is purchased, it will be added to the management agreement for the 11 other hotels. We also amended our consolidated guaranty with IHG and our two additional management agreements with IHG. The management agreement, lease and amendments are further described in Item 1.01 of the December 17 Current Report, which description is incorporated herein.

We funded the purchase price with proceeds from our recent offering of 5.125% senior notes due February 15, 2015, other cash on hand and a $97.0 million borrowing under our revolving bank credit facility. Giving effect to that borrowing, our total outstanding borrowings under our revolving bank credit facility are currently $199.0 million.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS BUT MAY NOT OCCUR. FOR EXAMPLE:

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THIS REPORT STATES THAT WE WILL PAY $25 MILLION IN CONNECTION WITH CERTAIN IMPROVEMENTS TO THE HOTELS. THIS AMOUNT MAY NOT BE SUFFICIENT TO FUND THOSE CAPITAL EXPENDITURE REQUIREMENTS AT THESE HOTELS. IT IS DIFFICULT TO ACCURATELY ESTIMATE HOTEL CAPITAL EXPENDITURE REQUIREMENTS. THIS IS ESPECIALLY SO AT FULL SERVICE LUXURY AND UPSCALE HOTELS LIKE THE INTERCONTINENTAL® AND CROWNE PLAZA® HOTELS WHICH WE HAVE PURCHASED AND AGREED TO PURCHASE. OUR MANAGEMENT CONTRACT AND OUR LEASE WITH IHG REQUIRE THAT, IN ADDITION TO THE $25 MILLION PAYMENT FROM US, AN INCREASING PERCENTAGE OF GROSS REVENUES AT THESE HOTELS WILL BE ESCROWED FOR FUTURE CAPITAL EXPENDITURES STARTING IN 2007. HOWEVER, THE $25 MILLION AND THESE PERCENTAGE ESCROWS MAY BE INADEQUATE TO PROPERLY MAINTAIN THESE HOTELS.

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THIS REPORT STATES THAT OUR PURCHASE OF THE INTERCONTINENTAL® HOTEL IN AUSTIN, TEXAS HAS BEEN DELAYED UNTIL AT LEAST MAY 2005. CHANGED CIRCUMSTANCES MAY FURTHER DELAY THIS PURCHASE OR PREVENT ITS OCCURRING.

•	OTHER FACTORS AFFECTING ANY FUTURE LOOKING STATEMENTS WHICH ARE INCORPORATED INTO THIS REPORT FROM THE DECEMBER 17 CURRENT REPORT ARE DESCRIBED IN THE DECEMBER 17 CURRENT REPORT.

RESULTS CONTRARY TO OUR INTENT, BELIEF OR EXPECTATION COULD OCCUR DUE TO THESE OR MANY DIFFERENT REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST
By:	/s/ Mark L. Kleifges
Mark L. Kleifges Treasurer and Chief Financial Officer

Dated:  February 16, 2005

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